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                                                                    EXHIBIT 10.2


            FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

         THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment"), dated as of June 30, 2004, is among SESI, L.L.C., as Borrower, SUPERIOR ENERGY SERVICES, INC., as Parent, BANK ONE, NA, as Agent (the "Agent"), WELLS FARGO BANK, N.A., as Syndication Agent, WHITNEY NATIONAL BANK, as Documentation Agent, and the Lenders party hereto, who agree as follows:

                                    RECITALS

         A. The Borrower, Agent and Lenders have heretofore executed an Amended and Restated Credit Agreement dated as of August 14, 2003 (the "Credit Agreement").

         B. The Borrower has requested that the Lenders extend the maturity date of Term Loan Two from May 2, 2005 to August 13, 2008 (to coincide with the maturity date of Term Loan One), and modify the repayment schedule.

         C. The Agent and Lenders are willing to accept the Borrower's request on the terms and conditions set forth below.

         D. Capitalized terms used herein, and not otherwise defined herein, shall have the meanings defined in the Credit Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants and undertakings, the parties hereby agree as follows:

                                    ARTICLE 1
                       AMENDMENTS TO THE CREDIT AGREEMENT

         1.1 Sections 2.1.1 (b) (Making the Term Loans; Term Loan Two) and
Section 2.1.2 (b) (Repayments of the Term Loans; Term Loan Two) of the Credit Agreement are hereby amended to substitute August 13, 2008 for May 2, 2005 wherever the latter date appears therein. Section 2.1.2 (b) is further amended to substitute quarterly payments of $1,000,000 for $1,600,000 beginning September 30, 2004.

         1.2 Except as specifically amended hereby, all of the remaining terms and conditions of the Credit Agreement remain in full force and effect.

                                    ARTICLE 2
                          ACKNOWLEDGMENT OF COLLATERAL

         2.1 Borrower hereby specifically reaffirms all of the Collateral Documents.


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                                    ARTICLE 3
                                  MISCELLANEOUS

         3.1 Borrower will pay each Term Loan Two Lender who approves the foregoing amendments on or prior to July 30, 2004, an extension fee of $2,500.

         3.2 This Amendment may be executed in any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one in the same instrument. This Amendment shall be effective as of the date first written above upon execution by the Borrower, Parent, the Required Lenders and all of the Term Loan Two Lenders.

                         [SIGNATURES ON FOLLOWING PAGES]


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         IN WITNESS WHEREOF, the Borrower, the Agent and the Lenders have executed this Agreement as of the date first above written.

BORROWER:                                SESI, L.L.C.

                                         By: Superior Energy Services, Inc.
                                             Member Manager


                                             By: /s/ Robert S. Taylor
                                                 -------------------------------
                                                 Name: Robert S. Taylor
                                                 Title: Chief Financial Officer


PARENT:                                  SUPERIOR ENERGY SERVICES, INC.


                                         By: /s/ Robert S. Taylor
                                             -----------------------------------
                                             Name: Robert S. Taylor
                                             Title: Chief Financial Officer


AGENT AND LENDER:                        BANK ONE, NA
                                         (Main Office Chicago)


                                         By: /s/ Steven D. Nance
                                             -----------------------------------
                                             Name: Steven D. Nance
                                             Title: Vice President


SYNDICATION AGENT AND LENDER:            WELLS FARGO BANK, N.A.


                                         By: /s/ Philip C. Lauinger III
                                             -----------------------------------
                                             Name: Philip C. Lauinger III
                                             Title: Vice President


DOCUMENTATION AGENT AND LENDER:          WHITNEY NATIONAL BANK


                                         By: /s/ Hollie L. Ericksen
                                             -----------------------------------
                                             Name: Hollie L. Ericksen
                                             Title: Vice President


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LENDERS:                                 PNC BANK, NATIONAL ASSOCIATION


                                         By: /s/ Tara Clare Wilde
                                             -----------------------------------
                                             Name: Tara Clare Wilde
                                             Title: AVP


                                         NATEXIS BANQUES POPULAIRES


                                         By: /s/ Timothy Polvado
                                             -----------------------------------
                                             Name: Timothy Polvado
                                             Title: Vice President/Manager

                                         By: /s/ Louis P. Laville, III
                                             -----------------------------------
                                             Name: Louis P. Laville, III
                                             Title: Vice President/Manager


                                         HIBERNIA NATIONAL BANK


                                         By: /s/ Corwin Dupree
                                             -----------------------------------
                                             Name: Corwin Dupree
                                             Title: Assistant Vice-President

                                         BANK OF SCOTLAND


                                         By:
                                             -----------------------------------
                                             Name:
                                             Title:


                                         SOUTHWEST BANK OF TEXAS


                                         By: /s/ Ross Bartley
                                             -----------------------------------
                                             Name: Ross Bartley
                                             Title: Vice President



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